EXHIBIT 10(i)


                          INTRUST FINANCIAL CORPORATION
                               1995 INCENTIVE PLAN


        1. Purpose. The purposes of the INTRUST FINANCIAL CORPORATION 1995 Incentive Plan (the "Plan") are to provide additional incentives to those officers and key employees of INTRUST FINANCIAL CORPORATION and its Subsidiaries (as hereinafter defined) whose substantial contributions are essential to the continued growth and success of the Company's business, to strengthen their commitment to the Company and its Subsidiaries, to motivate those officers and employees to perform their assigned responsibilities faithfully and diligently, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Performance
Shares, Phantom Stock and Restricted Stock (as each term is hereinafter defined).

        2.     Definitions.  For purposes of the Plan:

           A) "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or
               (ii) the highest Fair Market Value of a Share during the ninety
               (90) day period ending on the date of a Change in Control.

           B) "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

           C) "Award" means a grant of Restricted Stock, Stock Appreciation Rights, Performance Shares and/or Phantom Stock.

           D)  "Board" means the Board of Directors of the Company.

           E) "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise, which in the judgment of the Committee is material or significant.

           F)  "Change in Control" means any of the following events:

               i) The acquisition (other than from the Company) by any "Person" (as the term is used for purposes of Sections 13[d] or 14[d] of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

               ii) The individuals who, as of April 11, 1995, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

               iii) Approval by stockholders of the Company of (a) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation which results from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (b) a complete liquidation or dissolution of the Company or an Agreement for the sale or other disposition of all or substantially all of the assets of the Company.

               Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Section 2(F)(i), solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any Subsidiary or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

           G)  "Code" means the Internal Revenue Code of 1986, as amended.

           H) "Committee" means a committee consisting of at least three (3) Disinterested Persons appointed by the Board to administer the Plan and to perform the functions set forth herein.

           I) "Company" means INTRUST FINANCIAL CORPORATION, a Kansas corporation.

           J) "Disinterested Person" means a disinterested administrator with respect to the Company or any Subsidiary as described in Rule 16b-3(b)(2) under the Exchange Act and who is also an outside director as defined in Section 162(m) of the Code and the regulations promulgated thereunder.

           K) "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

           L) "Eligible Employee" means any officer or other designated employees of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

           M) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           N) "Fair Market Value" means the fair market value of the Shares as determined in good faith by the Committee; provided, however, that (i) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or
               (iii) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, or are listed on another comparable quotation system, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

           O) "Good Objective" means a challenging and above average level of performance of the Company, a Subsidiary or a Division during a Performance Cycle for which Performance Shares are granted, as determined by the Committee at the time such Performance Shares are granted.

           P) "Grantee" means a person to whom an Award has been granted under the Plan.

           Q)  "Incentive Stock Option" means an Option within the meaning of
               Section 422 of the Code.

           R) "Maximum Realistic Objective" means an excellent level of performance of the Company, a Subsidiary or a Division during a Performance Cycle for which Performance Shares are granted, as determined by the Committee at the time such Performance Shares are granted.

           S) "Minimum Acceptable Objective" means a minimum level of performance of the Company, a Subsidiary or a Division during a Performance Cycle for which Performance Shares are granted, as determined by the Committee at the time such Performance Shares are granted.

           T) "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

           U) "Option" means an Incentive Stock Option, a Non-Qualified Stock Option, or either or both of them.

           V) "Optionee" means a person to whom an Option has been granted under the Plan.

           W) "Performance Cycle" means the time period specified by the Committee at the time Performance Shares are granted during which the performance of the Company, a Subsidiary or a Division will be measured, which period shall be at least two (2) fiscal years.

           X) "Performance Shares" means Restricted Stock granted under Section 10 of the Plan.

           Y) "Phantom Stock" means a bookkeeping entry on behalf of a Grantee by which his or her account is credited (but not funded) as though Shares had been transferred to such account.

           Z) "Restricted Stock" means Shares issued or transferred to an Eligible Employee which are subject to restrictions. Restricted Stock may be subject to restrictions which lapse over time without regard to the performance of the Company, a Subsidiary or a Division, pursuant to Section 8 hereof or may be awarded as Performance Shares pursuant to Section 10 hereof.

           aa) "Shares" means the common stock, no par value, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

           bb) "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in
               Section 7 hereof.

           cc) "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           dd) "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422[b][6] of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a parent or a subsidiary within the meaning of Section 422(b)(6) of the Code.

        3.     Administration.

           A) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. A quorum shall consist of not less than three members of the Committee and a majority of a quorum may authorize any action. Each member of the Committee shall be a Disinterested Person. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Agreements, Options or Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

           B) Subject to the express terms and conditions set forth herein, the Committee or the Board shall have the power from time to time:

               i)     to  determine  those  Eligible  Employees  to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Non-Qualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

               ii) to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Performance Shares, Shares of Restricted Stock, Stock Appreciation Rights and/or Phantom Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions relating to such Shares or Stock Appreciation Rights, and whether Stock Appreciation Rights will be granted alone, or in conjunction with or related to an Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

           C) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

               i) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, a Subsidiary, and the Optionees and Grantees, as the case may be;

               ii) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               iii) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               iv) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

        4.     Stock Subject to Plan.

           A) The maximum number of Shares that may be issued or transferred pursuant to Options and Awards under the Plan is two hundred forty thousand (240,000) Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 11) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

           B) Not more than twenty-five percent (25%) of the Shares referred to in Section 4(A) may be issued or transferred in connection with Awards and Options to any one (1) Eligible Employee during any taxable year. Notwithstanding anything to the contrary, all determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder.

           C) Whenever any outstanding Option or Award or portion thereof expires, is cancelled or is otherwise terminated for any reason (other than by exercise of the Option or any Stock Appreciation Right), the Shares allocable to the cancelled or otherwise terminated portion of such Option or Award may again be the subject of Options and Awards hereunder.

           D) Whenever any Shares subject to an Award or Option are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options and Awards hereunder.

        5. Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options and/or Awards; provided, however, that no Eligible Employee shall receive any Incentive Stock Options unless he or she is an employee of the Company or a Subsidiary (within the meaning of Section 422 of the Code) at the time the Incentive Stock Option is granted.

        6. Options. The Committee may grant Options in accordance with the Plan and the terms and conditions of the Option shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

           A) Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Incentive Stock Option is granted (one hundred ten percent (110%) in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

           B) Duration. Options granted hereunder shall be for such length of term as the Committee shall determine, provided that no Incentive Stock Option shall be exercisable after the expiration of ten
               (10) years from the date it is granted (five [5] years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

           C) Non-Transferability. No Option hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of each such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

           D) Vesting. Subject to Section 6(I) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

           E) Method of Exercise. The exercise of any Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Committee in its discretion, in cash, by check, or by transferring Shares to the Company upon such terms and conditions as determined by the Committee. The written notice pursuant to this Section 6(E) may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

           F) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

           G) Termination of Employment. The Agreement shall set forth the terms and conditions of the Option applicable upon the termination of the Optionee's employment with the Company, Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Option is granted or thereafter; provided, however, that no Option shall be exercisable beyond its maximum term as described in Section 6(B) hereof.

           H) Modification or Substitution. Subject to the terms of the Plan, the Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under any Agreement without the Optionee's consent.

           I) Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (ii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, over the aggregate purchase price for such Shares under the Option, of (a) in the case of a Non-Qualified Stock Option, the greater of (i) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (ii) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (b) in the case of an Incentive Stock Option, the Fair Market Value, at the time of surrendered, of the Shares subject to the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under
               Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six
               (6) months from the date of grant of any such Option.

        7. Stock Appreciation Rights. The Committee may, in its discretion, either independently or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan and the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall, except as otherwise provided in this
Section 7, be subject to the same terms and conditions as the related Option.

           A) Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

           B)  Stock Appreciation Right Related to an Option.

               i) Payment. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(B)(iii).

               ii) Exercise. Subject to Section 7(F), a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

               iii) Amount Payable. Except as otherwise provided in Section 7(I), upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (b) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including at the time it is granted such limitation in the Agreement evidencing the Stock Appreciation Right.

               iv) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and, in like manner, upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 6(I), the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised or surrendered.

           C) Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Employees Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7[F]), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. The amount payable upon exercise of a Stock Appreciation Right shall be determined in accordance with Section 7(B)(iii) or 7(I), as the case may be, except that "Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right" shall be substituted in Clause (a) of Section 7(B)(iii) for "purchase price under the related Option."

           D) Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

           E) Form of Payment. Payment of the amount determined under Sections 7(B)(iii) or 7(C) may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Sections 7(B)(iii) or 7(C) to an officer of the Company or a Subsidiary who is subject to liability under Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third (3rd) business day and ending on the twelfth (12th) business day following the date of release for publication of the Company's quarterly or annual statements of earnings (the "Ten-Day Window Period"); provided, however, the Ten-Day Window Period shall not apply where the date of exercise of the Stock Appreciation Right is automatic or fixed in advance, is at least six (6) months beyond the date of grant of the Stock Appreciation Right, and is outside the control of the Grantee.

           F) Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except in the event that the death or disability (as defined in Section 422 of the Code) of the Grantee occurs before the expiration of the six (6) month period.

           G) Termination of Employment. The Agreement shall set forth the terms and conditions of the Award applicable upon the termination of the Grantee's employment with the Company, a Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or a Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Stock Appreciation Right is granted or thereafter.

           H) Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under any Agreement without the Grantee's consent.

           I) Effect of Change in Control. Notwithstanding anything contained in this Plan or any Agreement to the contrary, in the event of a Change in Control, subject to Section 7(F), all Stock Appreciation Rights shall become immediately and fully exercisable. Notwithstanding Sections 7(B)(iii), 7(C) and 7(E), upon the exercise of a Stock Appreciation Right or any portion thereof during the sixty (60) day period following a Change in Control, the amount payable shall be in cash and shall be determined by reference to (i) in the case of a Stock Appreciation Right independently granted or related to a Non-Qualified Stock Option, the greater of (x) the Fair Market Value of the Shares on the date preceding the date of such exercise and (y) the Adjusted Fair Market Value of the Shares on the date of such exercise or (ii) in the case of a Stock Appreciation Right related to an Incentive Stock Option, the Fair Market Value of the Shares on the date of such exercise; provided, however, that in the case of a Stock Appreciation Right granted within six (6) months prior to the Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, such Grantee shall be entitled to exercise his Stock Appreciation Right during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Stock Appreciation Right.

        8. Restricted Stock. The Committee may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Company and the Grantee. Awards of Restricted Stock may be granted at no cost or at a specified price to the Grantee. Each Agreement shall contain such restrictions, price, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on all such Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

           A) Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the terms and conditions of the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and any other agreements or documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, all Shares issued in connection with Restricted Stock Awards shall be deposited together with the applicable stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise, and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares.

           B) Purchase Price. The Committee in its sole discretion shall determine the purchase price, if any, at which Shares of Restricted Stock shall be sold to Grantee hereunder, provided that such purchase price shall in any event be payable in cash by Grantee at the time the Shares of Restricted Stock are sold.

           C) Non-Transferability. Until any restrictions imposed upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(D), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

           D) Lapse of Restrictions. i) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine.

               ii) Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock (other than Performance Shares) shall lapse immediately and all such Shares shall become fully vested in the Grantee.

           E) Termination of Employment. The Agreement shall set forth the terms and conditions of the Award of Shares of Restricted Stock upon the termination of the Grantee's employment with the Company, a Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or a Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

           F) Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under any Agreement without the Grantee's consent.

           G) Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the Grantee until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the lapsing of restrictions imposed on such Shares, except that any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares of Restricted Stock pursuant to Section 8(E) or otherwise.

           H) Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall promptly cause a new stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictive legends (delivery thereof may be conditioned upon redelivery of any previously issued certificate).

        9. Phantom Stock. The Committee may grant Awards of Phantom Stock which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such terms and conditions as the Committee may, in its discretion, determine. Each Award of Phantom Stock shall be subject to the following terms and provisions:

           A) Vesting. The Committee may prescribe such terms and conditions under which a Grantee's right to receive payment for Phantom Stock shall become vested.

           B) Shareholder Rights. A Grantee for whom Phantom Stock has been credited generally shall have none of the rights of a shareholder with respect to such Phantom Stock. However, an Agreement for the use of Phantom Stock may provide for the crediting of a Grantee's Phantom Stock account with cash or stock dividends declared with respect to Shares represented by such Phantom Stock.

           C) Payment. Payment to a Grantee for Phantom Stock credited to his or her account shall be made in cash, Shares or a combination of both unless otherwise provided in the Agreement, provided the Committee shall at all times have the sole right to approve or disapprove the payment of cash in settlement of any Phantom Stock. Notwithstanding the foregoing, no payment in the form of cash may be made upon the settlement of Phantom Stock to an officer of the Company or a Subsidiary who is subject to liability under Section 16(b) of the Exchange Act, unless the settlement of such Phantom Stock is made during the period beginning on the third (3rd) business day and ending on the twelfth (12th) business day following the date of release for publication of the Company's quarterly or annual statements of earnings (the "Ten-Day Window Period"); provided, however, the Ten-Day Window Period shall not apply where the date of settlement of the Phantom Stock is automatic or fixed in advance, is at least six (6) months beyond the date of grant of the Phantom Stock, and is outside the control of the Grantee.

           D) Termination of Employment. Each Agreement shall set forth the terms and conditions of the Award of Phantom Stock applicable upon the termination of the Grantee's employment with the Company, a Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or a Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award of Phantom Stock is granted or thereafter.

           E) Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Phantom Stock or accept the surrender of outstanding Awards of Phantom Stock (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under any Agreement without the Grantee's consent.

           F)  Restrictions. No Phantom Stock may be settled before the date six
               (6) months after the date it is awarded, except in the event that the death or disability (as defined in Section 422 of the Code) of the Grantee occurs before the expiration of the six (6) month period.

           G) Effect of Change in Control. Notwithstanding anything contained in this Plan or any Agreement to the contrary, in the event of a Change in Control, subject to Section 9(F), all Phantom Stock shall become immediately vested and fully exercisable. Notwithstanding Section 9(C), payment to a Grantee for Phantom Stock credited to his or her account shall be made in cash; provided, however, that in the case of Phantom Stock granted within six (6) months prior to the Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, such Grantee shall be entitled to exercise his or her Phantom Stock rights during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Phantom Stock.

        10. Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such terms and conditions as the Committee may, in its discretion, require and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on all such Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

           A) Performance Objectives. Performance objectives for Performance Shares may be expressed in terms ---------------------- of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a single Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range, with the Grantee becoming vested in (i) a minimum percentage of such Performance Shares in the event the Minimum Acceptable Objective is met or, if surpassed, a greater percentage, (ii) an intermediate percentage of such Performance Shares in the event the Good Objective is met or, if surpassed, a greater percentage, and (iii) one hundred percent (100%) of such Performance Shares in the event the Maximum Realistic Objective is met or surpassed. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

           B) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the Performance Shares granted pursuant to such Award hereunder shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the terms and conditions of the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares.

           C) Non-Transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 10(D), such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.
           D)  Lapse of Restrictions.

               i) Generally. Subject to Section 10(D)(ii), restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

               ii) Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, in the event of a Change in Control, all restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

           E) Termination of Employment. The Agreement shall set forth the terms and conditions of the Award of Performance Shares upon the termination of the Grantee's employment with the Company, a Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or a Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

           F) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Performance Shares issued by the Company to the Grantee shall be deferred until the lapsing of the restrictions imposed upon such Performance Shares, and held by the Company for the account of the Grantee until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the lapsing of restrictions imposed on such Performance Shares, except that any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares pursuant to Section 10(E) or otherwise.

           G) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall promptly cause a new stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

           H) Non-Transferability. No Performance Shares shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

           I) Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

        11. Adjustment Upon Changes in Capitalization.

           A) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares, Phantom Stock, Stock Appreciation Rights or other stock or securities with respect to which Options or Awards may be granted under the Plan, the number and class of Shares, Phantom Stock, Stock Appreciation Rights or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

           B) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a "modification" as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

           C) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock, securities or Performance Shares (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to (i) the Performance Shares pursuant to the Award, or (ii) Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

        12. Effect of Certain Transactions. Subject to Sections 6(I), 7(I), 8(D)(ii), 9(G) and 10(D)(ii) in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), all Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or Award or upon payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was otherwise entitled to receive in the Transaction in respect of a Share.

        13. Release of Financial Information. A copy of the Company's annual report to stockholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company's stockholders.




        14. Termination and Amendment of the Plan.

           A) The Plan shall terminate on the tenth (10th) anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan (other than to reduce the rights of Optionees and Grantees, as the case may be, under Sections 6[I], 7[I], 8[D][ii], 9[G] and 10[D][ii]), at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment.

           B) Except as provided in Sections 11 and 12 hereof, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

        15. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable.

        16. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

           A) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

           B) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

           C) limit in any way the right of the Company to terminate the employment of any person at any time; or

           D) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

        17. Regulations and Other Approvals; Governing Law.

           A) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Kansas without giving effect to the conflicts of laws principles thereof, except to the extent that such law is preempted by federal law.

           B) The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

           C) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

           D) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

           E) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

           F) Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.
        18. Miscellaneous.

           A) Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

           B) Withholding of Taxes. i) The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option or Award. If an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option or pursuant to an Award having an aggregate Fair Market Value equal to the Withholding Taxes, provided that (i) in respect of an Optionee or Grantee who may be subject to liability under Section 16(b) of the Exchange Act (unless his or her employment was terminated due to disability or death), the Tax Election is made either at least six (6) months prior to the date when the amount of the Withholding Taxes are determined (the "Tax Date") or during the ten (10) day period beginning on the third (3rd) business day and ending on the twelfth (12th) business day following the release for publication of the Company's quarterly or annual statements of earnings, (ii) the Tax Election is made prior to the Tax Date, and (iii) the Tax Election is irrevocable; provided, however, in the event that the Tax Date occurs subsequent to the exercise of the Option or issuance of Shares, the Optionee or Grantee shall tender back to the Company on the Tax Date that number of Shares having a Fair Market Value on the date preceding the Tax Date at least equal to the Withholding Taxes.

               ii)    If an Optionee makes a disposition, within the meaning of
                      Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to Optionee pursuant to Optionee's exercise of an Option within the two (2) year period commencing on the day after the date of the grant or within the one (1) year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

           C) Designation of Beneficiary. Each Optionee and Grantee may designate a person or persons to receive, in the event of his or her death, any Option or Award or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails to effectively designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

        19. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmation votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote a at a meeting of stockholders duly held in accordance with the applicable laws of the State of Kansas within twelve (12) months of such adoption.


                                                   INTRUST FINANCIAL CORPORATION


ATTEST:                                            By__________________________
                                                     _______________, President

By _______________________________________
   _____________________________, Secretary